Prospectus Supplement

May 27, 2015

The Universal Institutional Funds, Inc.

Supplement dated May 27, 2015 to The Universal Institutional Funds, Inc. Prospectus dated May 1, 2015

Core Plus Fixed Income Portfolio

Jim Caron and Gregory Finck have been added to the team primarily responsible for the day-to-day management of the Core Plus Fixed Income Portfolio. Accordingly, effective immediately, the Prospectus is revised as follows:

The section of the Prospectus entitled "Portfolio Summary—Fund Management—Portfolio Managers" is hereby deleted and replaced with the following:

The Portfolio is managed by members of the Taxable Fixed Income team. Information about the members jointly and primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Adviser	Date Began Managing Portfolio
Neil Stone	Managing Director	January 2011
Joseph Mehlman	Executive Director	April 2013
Matthew Dunning	Executive Director	October 2014
Jim Caron	Managing Director	May 2015
Gregory Finck	Managing Director	May 2015

The first, second and third paragraphs under the section of the Prospectus entitled "Fund Management—Portfolio Management" are hereby deleted and replaced with the following:

The Portfolio is managed by members of the Taxable Fixed Income team. The team consists of portfolio managers and analysts. Current members of the team who are jointly and primarily responsible for the day-to-day management of the Portfolio are Neil Stone, Joseph Mehlman, Matthew Dunning, Jim Caron and Gregory Finck.

Mr. Stone has been associated with the Adviser in an investment management capacity since 1995. Mr. Mehlman has been associated with the Adviser in an investment management capacity since 2002. Mr. Dunning re-joined the Adviser in July 2014. Prior to re-joining the Adviser, Mr. Dunning managed the municipal valuation rates group and was a senior taxable municipal bond analyst at Bloomberg L.P. from March 2010 to July 2014. Prior to March 2010, he worked in various trading and portfolio management roles for the Adviser. Mr. Caron has been associated with Morgan Stanley since 2006 and with the Adviser in an investment management capacity since June 2012. Prior to June 2012, he was global head of interest rates, foreign exchange and emerging markets strategy for Morgan Stanley. Mr. Finck has been associated with the Adviser in an investment management capacity since January 2015. Prior to joining the Adviser, Mr. Finck was a managing director of the Fortress Private Equity Funds at Fortress Investment Group from 2011 to 2014. Prior to that role, Mr. Finck was a managing director at Logan Circle Partners from 2010 to 2011 and a managing director of the Fortress Credit Funds from 2008 to 2010.

Messrs. Stone, Mehlman, Dunning, Caron and Finck are responsible for the execution of the overall strategy of the Portfolio. Members of the team collaborate to manage the assets of the Portfolio.

Please retain this supplement for future reference.

Statement of Additional Information Supplement

May 27, 2015

The Universal Institutional Funds, Inc.

Supplement dated May 27, 2015 to The Universal Institutional Funds, Inc. Statement of Additional Information dated May 1, 2015

Core Plus Fixed Income Portfolio

Jim Caron and Gregory Finck have been added to the team primarily responsible for the day-to-day management of the Core Plus Fixed Income Portfolio. Accordingly, effective immediately, the Statement of Additional Information is revised as follows:

The section of the Statement of Additional Information entitled "Portfolio Managers—Other Accounts Managed by Portfolio Managers at December 31, 2014 (unless otherwise indicated)—Core Plus Fixed Income" is hereby deleted and replaced with the following:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio and Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Core Plus Fixed Income
Matthew Dunning	6	$1.1 billion	0	$0	58(1)	$13.1 billion(1)
Joseph Mehlman	7	$721.7 million	6	$461.8 million	84(2)	$20.9 billion(2)
Neil Stone	7	$1.2 billion	5	$1.4 billion	72(3)	$18.3 billion(3)
Jim Caron*	6	$1.1 billion	20	$4.9 billion	37(4)	$14.9 billion(4)
Gregory Finck*	1	$66.2 million	5	$1.7 billion	6(5)	$2.4 billion(5)

*  As of March 31, 2015.

(1)  Of these other accounts, one account with a total of approximately $255 million in assets had performance-based fees.

(2)  Of these other accounts, five accounts with a total of approximately $2.3 billion in assets had performance-based fees.

(3)  Of these other accounts, three accounts with a total of approximately $1.2 billion in assets had performance-based fees.

(4)  Of these other accounts, five accounts with a total of approximately $1.3 billion in assets had performance-based fees.

(5)  Of these other accounts, one account with a total of approximately $725.9 million in assets had performance-based fees.

The section of the Statement of Additional Information entitled "Portfolio Managers—Securities Ownership of Portfolio Managers—Core Plus Fixed Income" is hereby deleted and replaced with the following:

Portfolio and Portfolio Managers	Portfolio Holdings
Core Plus Fixed Income
Matthew Dunning	None
Neil Stone	None*
Joseph Mehlman	None
Jim Caron	None
Gregory Finck	None

*  Not included in the table above, the portfolio manager has made investments in one or more other mutual funds managed by the same portfolio management team pursuant to a similar strategy.

Please retain this supplement for future reference.